SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 27, 2001
(Date of earliest event reported)

SONICBLUE INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21126 (Commission File Number)	77-0204341 (IRS Employer Identification No.)

2841 Mission College Blvd., Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 588-8000

Item 5. Other Events.

      On June 27, 2001, SONICblue Incorporated (“SONICblue”), a Delaware corporation, completed its acquisition of Sensory Science Corporation (“Sensory Science”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of January 31, 2001, among SONICblue, Sensory Science and Phoenix I Acquisition Corp. (“Merger Subsidiary”), a Delaware corporation and wholly owned subsidiary of SONICblue (the “Merger Agreement”). The merger of Merger Subsidiary with and into Sensory Science (the “Merger”) became effective at the time of filing of a certificate of merger with the Delaware Secretary of State on June 27, 2001 (the “Effective Time”). As of the Effective Time, (i) Merger Subsidiary ceased to exist; (ii) Sensory Science became a wholly owned subsidiary of SONICblue; and (iii) each share of Sensory Science common stock outstanding immediately prior to the Effective Time was converted into the right to receive 0.0913 of a share of SONICblue common stock (the exchange ratio in the Merger). SONICblue will not issue any fractional shares in the merger. Holders of Sensory Science common stock will receive a cash payment in the amount of their fractional interest in the proceeds from the sale of shares on the Nasdaq National Market.

      In addition, at the Effective Time, each option to purchase Sensory Science common stock outstanding immediately prior to the Effective Time was converted into an option to purchase SONICblue common stock having the same terms and conditions as the Sensory Science stock option had before the Effective Time. The number of shares for which each new SONICblue option is exercisable and the exercise price of the new SONICblue option were adjusted in accordance with the 0.0913 exchange ratio in the Merger. Also at the Effective Time, each warrant granted by Sensory Science became exercisable, as of the Effective Time, for that number of whole shares of SONICblue common stock equal to the number of shares of Sensory Science for which the warrant was exercisable, multiplied by the exchange ratio, rounded to the nearest whole number of shares. The new exercise price for each warrant was determined by dividing the aggregate premerger exercise price of the warrant by the number of shares of SONICblue common stock for which the warrant was exercisable as of the Effective Time.

      The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase.

      The foregoing description of the Merger Agreement is qualified in its entirety to the full text of such Merger Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

2.1	Agreement and Plan of Merger, dated as of January 31, 2001, by and among SONICblue Incorporated, Phoenix I Acquisition Corp. and Sensory Science Corporation (incorporated by reference to Annex A to the Proxy Statement/Prospectus, dated May 15, 2001, that forms a part of the SONICblue’s Registration Statement on Form S-4 (File No. 333-59258))

The following schedules and exhibits to the Agreement and Plan of Merger have been omitted. SONICblue will furnish copies of the omitted schedules and exhibits to the Commission upon request

Exhibit A — Form of Support Agreement
Exhibit B — Form of Non-Competition Agreement
Exhibit C — Form of Lock-Up Agreement
Exhibit D — Form of Second Credit Agreement
Exhibit E — Form of Certificate of Merger
Exhibit F — Form of Stockholder Certificate
Exhibit G-1 — Form of Parent and Merger Sub Officers’ Certificate
Exhibit G-2 — Form of Parent and Merger Sub Secretary’s Certificate
Exhibit H — Form of Parent Counsel Legal Opinion
Exhibit I-1 — Form of Company Officers’ Certificate
Exhibit I-2 — Form of Company Secretary’s Certificate
Exhibit K — Form of Company Counsel Legal Opinion
Exhibit M — Form of Stock Option Agreement
Exhibit N — Restated Certificate of Incorporation of the Company

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: July 12, 2001.

SONICBLUE INCORPORATED

By	/s/ John J. Todd

John J. Todd Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 31, 2001, by and among SONICblue Incorporated, Phoenix I Acquisition Corp. and Sensory Science Corporation (incorporated by reference to Annex A to the Proxy Statement/Prospectus, dated May 15, 2001, that forms a part of the Registrant’s Registration Statement on Form S-4 (File No. 333-59258)).